EXHIBIT 24.1

                                 PPL CORPORATION

                      OMNIBUS SHELF REGISTRATION STATEMENT

                                POWER OF ATTORNEY


     The undersigned directors of PPL Corporation, a Pennsylvania corporation, hereby appoint William F. Hecht, John R. Biggar and Robert J. Grey their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for the undersigned directors and in their names to file with the Securities and Exchange Commission, Washington, D.C., under provisions of the Securities Act of 1933, as amended, a registration statement or registration statements for the registration under provisions of the Securities Act of 1933, as amended, and any other rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, of not in excess of $950,000,000 of securities of PPL Corporation or its subsidiaries, which securities may include guaranties by PPL Corporation of the securities of such subsidiaries, and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement or registration statements, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 16th day of July, 2002.


/s/ Frederick M. Bernthal          L.S.    /s/ William F. Hecht             L.S.
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Frederick M. Bernthal                      William F. Hecht

/s/ John R. Biggar                 L.S.    /s/ Stuart Heydt                 L.S.
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John R. Biggar                             Stuart Heydt

/s/ John W. Conway                 L.S.    /s/ W. Keith Smith               L.S.
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John W. Conway                             W. Keith Smith

                                   L.S.                                     L.S.
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E. Allen Deaver                            Susan M. Stalnecker


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